StoneRidge Funds

                              StoneRidge Bond Fund
                             StoneRidge Equity Fund
                        StoneRidge Small Cap Growth Fund
                 (formally the StoneRidge Small Cap Equity Fund)

                         Supplement Dated August 9, 2001
                       To Prospectus Dated January 1, 2001


o The name of the StoneRidge Small Cap Equity Fund has been changed to the StoneRidge Small Cap Growth Fund.

o Effective July 15, 2001, each of the StoneRidge Funds is subject to an early redemption fee, which is described below.

o The table describing the fees and expenses of the Funds, found on page 7 of the Prospectus, is replaced with the table below.


                         FEES AND EXPENSES OF THE FUNDS

      The tables describe the fees and expenses that you may pay if you buy and hold shares of a Fund.

                                                                                      Small Cap
Shareholder Fees                                                Equity Fund           Growth Fund         Bond Fund
(fees paid directly from your investment)
Maximum Sales Charge (Load)                                     NONE                  NONE                NONE
      Imposed on Purchases
Maximum Deferred Sales Charge (Load)                            NONE                  NONE                NONE
Redemption Fee1                                                 2.00%                 2.00%               2.00%

                                                                                      Small Cap
Annual Fund Operating Expenses                                  Equity Fund           Growth Fund         Bond Fund
 (expenses that are deducted from Fund assets)
Management Fee                                                  0.60%                  1.00 %             0.40 %
Distribution and/or Service (12b-1) Fees                        None                   None               None
Other Expenses                                                  1.84%                  0.78%              0.53%
Total Annual Fund Operating Expenses                            2.44%                  1.78%              0.93%
Fee Waiver 2                                                    1.54%                  0.53%              0.28%
Net Expenses                                                    0.90%                  1.25%              0.65%

1Effective with purchases made on or after July 15, 2001, if you redeem your shares within 30 days of purchase you will be charged a 2.00% redemption fee. However, if you redeem your shares after the 30-day period there is no redemption fee. Purchases made prior to July 15, 2001 are not subject to this fee. Exceptions may be granted to shareholders at the discretion of the investment adviser.

2The Funds' adviser has contractually agreed to waive fees and/or reimburse expenses through December 31, 2001 to maintain "Net Expenses" as follows: Equity Fund, 0.90%; Small Cap Growth Fund, 1.25%; Bond Fund, 0.65%.

         The section titled "How to Redeem Shares", beginning on page 9 of the Prospectus, is supplemented as follows:

         Early Redemption Fee - Effective with purchases made on or after July 15, 2001, the Funds charge a redemption fee of 2.00% of the current net asset value of shares redeemed if the shares are owned less than 30 days. The fee is charged for the benefit of remaining shareholders to defray Fund portfolio transaction expenses and facilitate portfolio management. This fee applies to shares being redeemed in the order in which they were purchased. The Funds reserve the right to modify the terms of or terminate the fee at any time. The fee is waived for:

         (a) an account registered as either an Individual Retirement Account or a tax- qualified retirement plan on the books of the Funds' transfer agent or on the books of certain other third parties that are authorized agents of the Funds and

          (b)  shares  purchased  with  reinvested   capital  gain  or  dividend
               distributions.

         If you purchase shares through a broker-dealer or other financial intermediary who maintains your individual account on its books and an omnibus account with the Funds' transfer agent, your recordkeeper may not be able to apply the fee waiver in all of the circumstances discussed above. Before purchasing shares, please check with the Funds to determine if the fee waiver is available.

         The early redemption fee does not apply with respect to purchases made prior to July 15, 2001. Exceptions may be granted to shareholders at the discretion of the investment adviser.



         This Supplement, and the Prospectus dated January 1, 2001, contains information that you should know before investing in the Funds and should be retained for future reference. Additional information is included in the Statement of Additional Information dated January 1,2001, which has been filed with the Securities and Exchange Commission and is incorporated herein by reference. It is available upon request and without charge by calling (800) 441-6978.